AGREEMENT TO CANCEL CONSULTING AND MANAGEMENT AGREEMENT

     This Agreement is made and entered into this 28TH day of September, 1999 by and between:

         HENG FAI MANAGEMENT INC.,
         A Wholly Owned Subsidiary of Powersoft Technologies, Inc. (Formerly Heng Fai China Industries, Inc.)
         1088-650 West Georgia Street
         P.O. Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

                  AND

         TIGHT HOLD INVESTMENT LIMITED
         10TH  Floor, Lippo Protective Tower
         231-235 Gloucester Road
         Wanchai, Hong Kong


THE PARTIES hereby agree to cancel the Consulting and Management Agreement entered into on November 1, 1996 by and between Powersoft Technologies, Inc., (formerly Heng Fai China Industries, Inc.) and Tight Hold Investment Limited, pursuant to which Powersoft Technologies, Inc. was required to pay U.S.$500,000.00 per year to Tight Hold Investment Limited.

This agreement shall be effective as of June 18, 1999.

         HENG FAI MANAGEMENT INC.

         /s/ Fai H. Chan
         -------------------------------------
         Director


         TIGHT HOLD INVESTMENT LIMITED

         /s/ Fai H. Chan
         -------------------------------------
         Director